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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2002

Specialty Laboratories, Inc.
(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	001-16217 (Commission File Number)	95-2961036 (IRS Employer Identification No.)

2211 Michigan Avenue, Santa Monica, California (Address of principal executive offices)	90404 (Zip Code)

Registrant's telephone number, including area code (310) 828-6543

(Former name or former address, if changed since last report.)

ITEM 9    REGULATION FD DISCLOSURE

        On August 13, 2002, Specialty Laboratories, Inc. (the "Registrant") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") with the Securities and Exchange Commission. Accompanying such Report were certifications of Specialty Laboratories Inc.'s Chief Executive Officer, Douglas S. Harrington, and Chief Financial Officer, Frank J. Spina, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

Certification of Chief Executive Officer and Chief Financial Officer
pursuant to 18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        I, Douglas S. Harrington, Chief Executive Officer of Specialty Laboratories, Inc. (the "Company"), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The report of the Company on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ DOUGLAS S. HARRINGTON Douglas S. Harrington Chief Executive Officer August 13, 2002

        I, Frank J. Spina, Chief Financial Officer of Specialty Laboratories, Inc. (the "Company"), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The report of the Company on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ FRANK J. SPINA Frank J. Spina Chief Financial Officer August 13, 2002

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Specialty Laboratories, Inc.
Date: August 13, 2002	By:	/s/ FRANK J. SPINA Frank J. Spina, Chief Financial Officer

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ITEM 9 REGULATION FD DISCLOSURE